                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SECTION 240.14a-11(c) or
     SECTION 240.14a-12


                           U.S. Physical Therapy, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                -------------------------------------------------
                (Name of Person(s)Filing Proxy Statement if other
                              than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
                                                                        -------

     2) Aggregate number of securities to which transaction applies:
                                                                    -----------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:
                                                        -----------------------

     5) Total fee paid:
                       ---------------------

[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1) Amount Previously Paid:
                               ------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
                                                     --------------------------

     3) Filing Party:
                     ----------------------------------------------------------

     4) Date Filed:
                   ------------------------------------------------------------

                           U.S. PHYSICAL THERAPY, INC.
                         3040 POST OAK BLVD., SUITE 222
                              HOUSTON, TEXAS 77056
                                 (713) 297-7000
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

                                   ----------

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Physical Therapy, Inc. (the "Company") will be held on Wednesday, May 23, 2001, at 9:00 a.m. (CDT), at the Company's office at 3040 Post Oak Boulevard, Suite 222, Houston, Texas, for the following purposes:

         (1) To elect nine directors;

         (2) To consider and vote upon a proposal to amend the Company's 1992 Stock Option Plan to increase by 340,000 the number of shares of Company common stock reserved for issuance thereunder;

         (3) To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the authorized common stock of the Company to 20,000,000 shares; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 10, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                       By Order of the Board of Directors

                                       /s/ DOROTHY N. FLATO
                                       Dorothy N. Flato
                                       Corporate Secretary and Treasurer

Houston, Texas
April 27, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           U.S. PHYSICAL THERAPY, INC.
                         3040 POST OAK BLVD., SUITE 222
                              HOUSTON, TEXAS 77056
                                 (713) 297-7000

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001

                                   ----------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished to stockholders of U.S. Physical Therapy, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of the Company, to be held on Wednesday, May 23, 2001, at 9:00 a.m. (CDT), at the Company's office at 3040 Post Oak Boulevard, Suite 222, Houston, Texas, and at any adjournments thereof.

         The Annual Meeting has been called for the following purposes: (1) to elect nine directors; (2) to consider and vote upon a proposal to amend the Company's 1992 Stock Option Plan to increase by 340,000 the number of shares of Company common stock reserved for issuance thereunder; (3) to consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the authorized common stock of the Company to 20,000,000 shares; and (4) to transact such other business as may properly come before the meeting or any adjournments thereof. If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Properly executed but unmarked proxies will be voted for the election of the nine nominees of the Board of Directors as directors, for proposal 2 to increase the number of shares of Company common stock reserved for issuance under the 1992 Stock Option Plan by 340,000 shares, and for proposal 3 to increase the number of authorized shares of common stock of the Company to 20,000,000 shares. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Board of Directors. This Proxy Statement is initially being mailed to stockholders on or about April 27, 2001.

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by delivering to the Company a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by filing a written notice of revocation with Dorothy N. Flato, Corporate Secretary and Treasurer of the Company, at 3040 Post Oak Boulevard, Suite 222, Houston, Texas 77056.

         The cost of soliciting proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

         The securities which can be voted at the Annual Meeting consist of shares of common stock of the Company with each share entitling its owner to one vote on all matters. There is no cumulative voting in the election of directors. The close of business on April 10, 2001 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting. The number of shares of the Company's common stock outstanding as of such date was 6,623,016. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Directors of the Company will be elected by a plurality vote of the votes cast at the Annual Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock is required for approval of Proposals 2 and 3. Abstentions and broker non-votes will be treated as votes present for the purpose of determining a quorum at the Annual Meeting. Broker non-votes will not be counted as shares entitled to be voted on any matter. Abstentions will have the same effect as a negative vote on Proposals 2 and 3 since the required affirmative vote is calculated based on the percentage of outstanding shares.

         A copy of the Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. THE COMPANY HAS FILED AN ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2000 (THE "FORM 10-K/A") WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE FORM 10-K/A BY WRITING TO U.S. PHYSICAL THERAPY, INC., 3040 POST OAK BLVD., SUITE 222, HOUSTON, TEXAS 77056, ATT'N:
DOROTHY FLATO, CORPORATE SECRETARY.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Board of Directors is currently composed of eight members and one vacancy. In February 2001, Mr. Richard C.W. Mauran resigned from the Board of Directors to pursue other interests. All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director.

         At the Annual Meeting, nine directors will be elected for one-year terms. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of each of the persons named below as nominees of the Board of Directors. The Board of Directors believes that such nominees will stand for election and will serve, if elected, as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

INFORMATION AS TO NOMINEES

         The following table sets forth the names of the Board of Directors' nine nominees for election as directors. Each of these persons currently serves as a director of the Company, except for Mr. Eddy J. Rogers, Jr. Also set forth is certain other information with respect to each such person's age, the period during which he has served as a director and positions currently held with the Company.


                                                                               Position(s)
                                                          Director              Held With
Nominees:                               Age (a)           Since (b)           the Company (c)
---------                               -------           ---------           ---------------
J. Livingston Kosberg                    64                1990            Chairman of the Board

Mark J. Brookner                         56                1990            Vice Chairman of the Board

Roy W. Spradlin                          52                1994            President, Chief  Executive
                                                                           Officer and Director

Daniel C. Arnold                         71                1992            Director

Bruce D. Broussard                       38                1999            Director

James B. Hoover                          46                1993            Director

Marlin W. Johnston                       69                1992            Director

Albert L. Rosen                          77                1992            Director

Eddy J. Rogers, Jr                       60                n/a             Nominee

----------
(a)      At March 31, 2001.

(b) Messrs. Kosberg and Brookner have served as directors of each corporate predecessor (and subsidiaries thereof) of the Company since the formation of the original predecessor, National Rehab Associates, Inc., in June 1990.

(c) Mr. Brookner served as an officer of all predecessors (and subsidiaries thereof) of the Company. Mr. Kosberg served as an officer of certain, but not all, predecessors (and subsidiaries thereof) of the Company.

         The principal occupation of each nominee for the past five years is set forth below.

         J. LIVINGSTON KOSBERG has served as Chairman of the Board of the Company since April 1992 and as the Company's Chief Executive Officer from April 1992 to August 1995.

         MARK J. BROOKNER has served as Vice Chairman of the Board of the Company since August 1998. Mr. Brookner served as Chief Financial Officer of the Company from April 1992 to August 1998 and also served as Secretary and Treasurer during portions of that time.

         ROY W. SPRADLIN has served as President of the Company since May 1994. From May 1994 to August 1995, Mr. Spradlin served as the Company's Chief Operating Officer. Effective August 1995, Mr. Spradlin was named the Company's Chief Executive Officer.

         DANIEL C. ARNOLD is a private investor engaged in managing his family's personal investments. He serves as a director of Parkway Properties, Inc., a real estate investment trust whose holdings are predominately office buildings, and Belco Oil & Gas Corp., an oil and gas exploration and production company. Mr. Arnold also serves as Chairman of the Board of Trustees of Baylor College of Medicine.

         BRUCE D. BROUSSARD has been the Chief Financial Officer of US Oncology since August 2000. US Oncology is a network of over 800 community-based cancer physicians caring for a larger number of cancer patients than any other single medical organization. From December 1997 to August 2000, Mr. Broussard was the Chief Executive Officer of HarborDental Properties, a dental development company specializing in free-standing upscale dedicated dental buildings. From January 1996 to October 1997, Mr. Broussard was Executive Vice President and Chief Financial Officer of Regency Health Services, Inc., a national chain of nursing homes and provider of long-term health services. For the period from 1993 to 1996, Mr. Broussard was the Chief Financial Officer and a Director of Sun Health Care Group, a health care provider.

         JAMES B. HOOVER is the founding managing member of Dauphin Capital Partners, a health care venture capital firm established in 1998. For the previous six years, he was a general partner of Welsh, Carson, Anderson & Stowe, a management buyout firm focused on the acquisition of health care and information services companies. Prior thereto, Mr. Hoover was a general partner with the investment banking firm of Robertson, Stephens & Company, serving initially as a senior medical industry research analyst and subsequently as manager of the firm's health care corporate finance group. Mr. Hoover presently serves on the Board of Directors of XCare.net, an e-commerce services provider to the health care industry, and several privately owned health care and internet companies.

         MARLIN W. JOHNSTON has been a management consultant with Tonn & Associates, a management consulting firm, since September 1993. During 1992 and 1993, Mr. Johnston served as a management consultant to the Texas Department of Health and the Texas Department of Protective and Regulatory Services.

         ALBERT L. ROSEN retired as President and General Manager of the San Francisco Giants major league baseball team in December 1992. He had served in such position since September 1985.

         EDDY J. ROGERS, JR. is a partner at the Houston-based law firm of Mayor, Day, Caldwell & Keeton, L.L.P., where he practices corporate law. Mr. Rogers, until 1997, was a director of Living Centers of America, Inc., a New York Stock Exchange listed nursing home company.

CORPORATE GOVERNANCE AND OTHER MATTERS

         AUDIT COMMITTEE DISCLOSURE

         The Board of Directors has appointed an Audit Committee whose members currently consist of Messrs. Johnston (chairman), Brookner and Broussard. Mr. Brookner is not an "independent director" as that term is defined by Nasdaq Stock Market Rule 4200(a)(14) because he is an employee of the Company. The Nasdaq rule requiring three independent directors on the Audit Committee is effective June 2001, by which time the Audit Committee will be reconstituted to fully meet the requirements. The Audit Committee is responsible for, among other things: (i) engaging the Company's independent auditors, (ii) reviewing with the auditors the plan, scope and timing of the audit and any other services the auditors are asked to perform as well as the auditors' report on the Company's financial statements following completion of the audit, (iii) audit fees and
(iv) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee met three times during 2000.

         The Board of Directors has adopted a written Charter of the Audit Committee, a copy of which is attached hereto as Appendix A.

         INDEPENDENT AUDITORS' FEES

         Audit Fees. Aggregate fees for professional services rendered by KPMG LLP in connection with the audits of the Company's financial statements and reports for the fiscal year ended December 31, 2000 were $75,000.

         Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2000, KPMG LLP rendered no professional services in connection with the design and implementation of financial information systems.

         All Other Fees. In addition to the fees described above, aggregate fees of $64,000 were paid to KPMG LLP during the fiscal year ended December 31, 2000 related to research on various accounting pronouncements and a one-time information technology consulting project.

         The Audit Committee has discussed the non-audit services provided by KPMG LLP and the related fees and has considered whether those services and fees are compatible with maintaining auditor independence.

         REPORT OF THE AUDIT COMMITTEE

         In connection with the December 31, 2000 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 and considered the compatibility of non-audit services with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                         Respectively submitted,

                                         The Audit Committee
                                         Marlin W. Johnston, Chairman
                                         Mark J. Brookner
                                         Bruce D. Broussard

         OTHER COMMITTEES

         The Board has a Compensation Committee, the current members of which are Messrs. Arnold (chairman), Hoover and Rosen. The Compensation Committee reviews matters concerning compensation of employees of the Company. During 2000, the Compensation Committee held one meeting.

         The Board has a Stock Option Committee, the current members of which are Messrs. Arnold (chairman), Hoover and Rosen. The Stock Option Committee reviews matters concerning the Company's stock option plans. During 2000, the Stock Option Committee held two meetings.

         The Board of Directors has a Corporate Compliance Committee, the current members of which are Messrs. Johnston (chairman), Brookner and Broussard. The Corporate Compliance Committee reviews and assesses the activities and findings of internal audits, the Audit Committee relative to the compliance program and reports of material noncompliance within the Company and approves resolutions and corrective actions proposed by management. During 2000, the Corporate Compliance Committee held four meetings.

         In November 1994, the Board of Directors established the Executive Committee whose members are Messrs. Kosberg, Arnold and Hoover. The Executive Committee assists management by providing advice and recommendations when needed and performs such other services as delegated by the Board of Directors. During 2000, the Executive Committee did not hold any meetings.

         There is no separate Nominating Committee of the Board of Directors.

         OTHER CORPORATE GOVERNANCE MATTERS

         During 2000, the Company's Board of Directors held five meetings. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company and of all committees of the Board of Directors of the Company on which he served.

COMPENSATION OF DIRECTORS

         Directors who are also employees of the Company are not compensated separately for serving on the Board. Each of the Company's directors who are not employees of the Company receives $3,500 for attendance at each regular meeting of the Board of Directors. Directors are also reimbursed for their out-of-pocket travel and related expenses incurred in attending all Board and committee meetings. In May 2000, upon the first anniversary of his initial election to the Board of Directors of the

Company, Bruce Broussard, one of the Company's current non-employee directors, received a ten-year non-qualified option to purchase 20,000 shares of the Company's common stock. The exercise price of the option, which was granted under the Company's 1992 Stock Option Plan, is $4.50 per share. In September 2000, the then six non-employee directors, Daniel C. Arnold, Bruce D. Broussard, James B. Hoover, Marlin W. Johnston, Richard C.W. Mauran and Albert L. Rosen, each received ten-year non-qualified options to purchase 6,668 shares of the Company's common stock. The exercise price of these options, which were granted under the Company's 1992 Stock Option Plan, is $6.2188 per share. J. Livingston Kosberg received $33,000 and Mark J. Brookner received $75,000 for serving as Chairman of the Board and Vice Chairman of the Board, respectively, in 2000.

                               EXECUTIVE OFFICERS

         Certain information about the Company's Chief Executive Officer is included under "Information as to Nominees." Certain information about the Company's other three executive officers is set forth below. The respective ages of these executive officers are as of March 31, 2001.

         MICHAEL LANG, age 41, joined the Company in 1994 and was elected Senior Vice President of Development. Prior to joining the Company, Mr. Lang was Vice President and Corporate Trust Officer for Chase Manhattan Bank, where he was responsible for tax reporting for all asset-backed securities.

         J. MICHAEL MULLIN, age 49, joined the Company in 1998 and was elected Chief Financial Officer. From May 1993 through May 1998, Mr. Mullin was President of Imperial Health Resources, Inc., a management company specializing in management of subacute units in acute care hospitals.

         STEPHEN ROSENBLOOM, age 49, has served as Senior Vice President of Marketing of the Company since 1992. Prior thereto, Mr. Rosenbloom was employed by Continental Airlines as Senior Director of Marketing Services.

EXECUTIVE COMPENSATION

         The following table shows the compensation paid by the Company and its subsidiaries during 2000, 1999 and 1998 to the Company's Chief Executive Officer and the Company's other three executive officers (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     Long-Term
                                                                                   Compensation
                                                        Annual Compensation            Awards
                                          ---------------------------------------  -------------
                                                                        Other       Securities
Name and                       Fiscal                                   Annual      Underlying
Principal Position(s)           Year       Salary         Bonus      Compensation  Options(#)(a)
---------------------          ------     --------      --------     ------------  -------------
Roy W. Spradlin                 2000      $220,000      $100,000      $      0        50,000
   President and Chief          1999       200,000        50,000             0             0
   Executive Officer            1998       180,000        35,000             0       200,000

Michael Lang(b)                 2000      $127,575      $ 40,000      $      0             0
   Senior Vice President        1999       121,500        18,000             0             0
   of Development

J. Michael Mullin(c)            2000      $132,000      $ 30,000      $      0        50,000
   Chief Financial Officer      1999       120,000        20,000             0        50,000
                                1998        69,000         5,000             0        30,000

Stephen Rosenbloom(b)           2000      $149,100      $ 35,000      $      0        50,000
   Senior Vice President        1999       142,000        30,000             0             0
   of Marketing

----------

(a) Reflects shares of the Company's common stock underlying options granted under the Company's 1992 Stock Option Plan, as amended, as adjusted to reflect the two-for-one common stock split effected in the form of a 100% stock dividend distributed on January 5, 2001 to record holders of shares of the Company's common stock as of December 27, 2000.

(b) Mr. Lang and Mr. Rosenbloom became executive officers effective February 17, 1999.

(c) Mr. Mullin joined the Company on May 26, 1998 and was elected Chief Financial Officer effective August 3, 1998.

OPTION GRANTS

         The following table contains information with respect to grants of stock options to the Named Executive Officers during the year ended December 31, 2000.

                        OPTION GRANTS IN 2000 FISCAL YEAR



                                            Individual Grants                                   Potential
                                                                                             Realizable Value
                             Number of       % of Total                                      at Assumed Annual
                            Securities         Options                                        Rates of Stock
                            Underlying       Granted to      Exercise                       Price Appreciation
                              Options         Employees      of Base                       for Option Term (b)
                              Granted         in Fiscal       Price      Expiration       ----------------------
Name                          (#) (a)           Year         ($/Sh)         Date          5%   ($)       10% ($)
----                      -------------      ----------    ----------   ------------      --------      --------
Roy W. Spradlin               50,000             21%        $     4.50    05/23/10        $141,501      $358,592
Michael Lang                       0              0%        $        0          --        $      0      $      0
J. Michael Mullin             50,000             21%        $     4.50    05/23/10        $141,501      $358,592
Stephen Rosenbloom            50,000             21%        $     4.50    05/23/10        $141,501      $358,592

----------

(a) The options were granted under the 1992 Option Plan and vest one-fourth on each of the second, third, fourth and fifth anniversaries of the date of grant. Vesting will be accelerated in the event of a "change in control" of the Company (defined generally as the acquisition of 50% or more of the Company's outstanding voting stock, a change in a majority of the Board of Directors or a merger, consolidation or acquisition of all or substantially all of the assets of the Company), subject to certain limitations if vesting would result in adverse tax consequences to the optionee. The per share option exercise price equals the fair market value of a share of the Company's common stock on the date of grant, as determined in accordance with the 1992 Option Plan, as adjusted for the two-for-one stock split effected in the form of a 100% stock dividend distributed on January 5, 2001 to record holders of shares of the Company's common stock as of December 27, 2000.

(b) The options granted to Messrs. Spradlin, Mullin and Rosenbloom are non-qualified stock options which expire ten years from the date of grant.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth the option exercises during fiscal year 2000 and the year-end value of all unexercised in-the-money options held by the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES


                               Shares                                                          Value of Securities
                              Acquired        Value          Number of Securities            Underlying Unexercised
                                 on          Realized       Underlying Unexercised           In-the-Money Options at
Name                        Exercise (#)       ($)         Options at FY-End (#)(a)              FY-End ($)(a)(b)
----                        ------------     --------    -----------------------------    -----------------------------
                                                         Exercisable     Unexercisable    Exercisable     Unexercisable
                                                         -----------     -------------    -----------     -------------
Roy W. Spradlin                  0          $        0      347,500          222,500       $2,412,375      $1,531,250

Michael Lang                15,600          $  103,894       51,900           72,500       $  362,418      $  495,378

J. Michael Mullin                0          $        0        7,500          122,500       $   46,639      $  891,479

Stephen Rosenbloom          40,000          $  320,000      117,500          122,500       $  762,672      $  864,141

----------

(a) Reflects the number of shares of the Company's common stock underlying options granted under the 1992 Option Plan and the exercise or base price of such options, as adjusted for the two-for-one stock split effected in the form of a 100% stock dividend distributed on January 5, 2001 to record holders of shares of the Company's common stock as of December 27, 2000.

(b) Market value of underlying securities at year-end of $11.88 per share minus the exercise or base price of in-the-money options at year-end.

EMPLOYMENT AGREEMENTS

         Mr. Spradlin has entered into an amended and restated employment agreement with the Company dated as of February 24, 1998, which supersedes his amended and restated employment agreement with the Company dated as of February 21, 1997. Under his new employment agreement, Mr. Spradlin is employed as President and Chief Executive Officer for a five-year term ending on February 21, 2002. Pursuant to the terms of his new employment agreement, Mr. Spradlin's base salary was $165,000 initially and has been subsequently increased to $250,000 for fiscal year 2001 based on performance. Additionally, Mr. Spradlin is eligible to receive cash bonuses payable at the discretion of the Board of Directors and, subject to conditions of eligibility, is entitled to participate in any employee benefit plans adopted by the Company. Mr. Spradlin's new employment agreement may be terminated by the Company prior to the expiration of its five-year term in the event (i) he becomes disabled for 90 consecutive days or (ii) his employment is terminated for "cause" (as defined in the agreement). In the event that (i) Mr. Spradlin's employment is terminated without "cause,"
(ii) the Company sells all or substantially all of its assets, (iii) more than 50% of the Company's outstanding common stock is transferred or sold by the Company's stockholders, (iv) the Company completes a merger or consolidation in which the stockholders of the Company immediately prior to the merger or consolidation own less than 50% of the surviving company or (v) the Company is dissolved in a voluntary or involuntary dissolution, Mr. Spradlin would be entitled to receive a lump sum termination/severance benefit equal to one and one-half times his annual salary plus bonus for the then most recent 12-month period. Under his new employment agreement, in the event of his death, Mr. Spradlin's heirs or beneficiaries would become entitled to receive a payment equal to one year's annual salary. Mr. Spradlin's new employment agreement further contains a covenant not to compete during its five-year term and for a one-year period following the termination of his employment.

CERTAIN TRANSACTIONS

         In May 1994, the Company completed the issuance and sale of $3,000,000 aggregate principal amount of 8% Convertible Subordinated Notes, Series C due June 30, 2004 (the "Series C Notes"). The Series C Notes were issued at par in a private placement to Sloan Financial Corporation ("Sloan Financial"), a company which is controlled by one of the Company's former directors, Mr. Richard C. W. Mauran. The Series C Notes are convertible, at the option of the holder, into the number of whole shares of common stock of the Company determined by dividing the principal amount converted by $5.00, subject to adjustment upon the occurrence of certain events. Interest on the Series C Notes is payable at a rate of 8% per annum, payable quarterly. Holders of Series C Notes also have certain registration rights with respect to the underlying common shares. Sloan Financial also owned $2,000,000 aggregate principal amount of the Company's 8% Convertible Subordinated Notes due June 30, 2003 (the "Initial Series Notes"), which were issued by the Company at par in June 1993. In January 2001, the Company exercised its right under the Initial Series Notes to require conversion at $5.00 per share into 400,000 whole shares of common stock of the Company. During 2000 and through the date of notice of the required conversion, interest on the Initial Series Notes accrued and was payable quarterly at an annual rate of 8%. See "Principal Holders of Voting Securities."

         Eddy J. Rogers, Jr., a nominee for directorship, is a partner in the law firm of Mayor, Day, Caldwell & Keeton, L.L.P., Houston, Texas, which provided certain legal services to the Company during 2000. The dollar amount of fees that the Company paid to that firm during 2000 did not exceed 5% of that firm's gross revenues for its last full fiscal year.

STOCK PERFORMANCE GRAPH

         The following performance graph compares the cumulative total stockholder return of the Company's common stock to The Nasdaq Stock Market United States

Index and The Nasdaq Stock Market Healthcare Index for the period from December 31, 1995 through December 31, 2000. The graph assumes that $100 was invested in each of the Company's common stock and the companies listed on The Nasdaq Stock Market United States Index and The Nasdaq Stock Market Healthcare Index on December 31, 1995 and that any dividends were reinvested.

       COMPARISON OF FIVE YEARS CUMULATIVE TOTAL RETURN FOR THE YEAR ENDED
                               DECEMBER 31, 2000*


                                [GRAPHIC OMITTED]





                                                12/95    12/96    12/97    12/98    12/99    12/00
                                                -----    -----    -----    -----    -----    -----
U.S. Physical Therapy, Inc.                      100       85      102       73       72      203

The Nasdaq Stock Market United States Index      100      123      151      212      395      238

The Nasdaq Stock Market Healthcare Index         100       98      102       87       70       96

*Cumulative total return assumes an initial investment of $100 on December 31,1995 and the reinvestment of dividends. There were no dividends paid by the Company during the period presented.

REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors and its Compensation and Stock Option Committees have prepared the following report on the Company's policies with respect to the compensation of executive officers for 2000. The Board of Directors makes all decisions on compensation of the Company's executive officers (other than stock options), based upon recommendations of the Compensation Committee. Decisions as to the grant of stock options are made by the Stock Option Committee.

COMPENSATION OF EXECUTIVE OFFICERS

         The compensation policies of the Company are designed to enable the Company to attract, motivate and retain experienced and qualified executives. The Company seeks to provide competitive compensation. The Company's policy has been to provide a significant component of an executive officer's compensation through the grant of stock options. The Company believes that grants of stock options to executives, as well as to employees generally, help align the interests of such persons with the interests of Company stockholders.

         The following describes in more specific terms the elements of compensation of executive officers for 2000.

         BASE SALARIES

         Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent. Base salaries for executive officers are reviewed annually by the Compensation Committee and the Board of Directors based on, among other things, individual performance and responsibilities.

         INCENTIVE COMPENSATION

         Based on performance, incentive opportunities are available to a wide range of Company employees. Incentive compensation is effective in reinforcing both the overall values of the Company and the specific operating goals of the various business units.

         Incentive compensation programs are designed to focus employees' attention on the key performance goals of the Company, to identify the expected levels of performance and to reward individuals who meet or exceed such expectations. The aggregate amounts available for incentive awards are determined by the overall financial performance of the Company. The actual awards paid to individual recipients are formulated by management and approved by the Compensation Committee at its discretion.

         STOCK OPTION AWARDS

         The Company's 1992 Stock Option Plan, as amended (the "1992 Option Plan") and the Executive Stock Option Plan (the "Executive Option Plan") were approved by the Board of Directors and the stockholders of the Company to align employee and outside directors' interests with stockholders' interests, to provide incentives to key employees of the Company by encouraging their ownership of common stock and to aid the Company in attracting and retaining such key employees, upon whose efforts the Company's success and future growth depends.

         Options are granted at the discretion of the Stock Option Committee. Individual grant sizes are determined based on organizational and individual performance. At the discretion of the Stock Option Committee, and based on the recommendation of management, options may also be used as an incentive for candidates recruited to fill key positions.

         During 2000, the Company granted options covering a total of 294,758 shares of Company common stock to 56 directors, officers and employees. The per share exercise price of all options granted in 2000 equaled the fair market value of a share of Company common stock on the date of grant.

         Stock option grants made to executive officers in 2000 reflect significant individual performance and contributions relating to the Company's operations and an incentive to an executive officer to join the Company.

         OTHER

         The Company has a 401(k) profit sharing plan covering all employees with three months of service. The Company may make discretionary contributions of up to 50% of employee contributions. The Company did not make any contributions during 2000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Mr. Spradlin received a salary of $220,000, $200,000 and $180,000 in 2000, 1999 and 1998, respectively. He also received bonuses totaling $100,000, $50,000 and $35,000 in 2000, 1999 and 1998, respectively. Although Mr. Spradlin participated in the Company's 401(k) Plan from 1998 through 2000, the Company did not make any matching contributions to such plan during these years. In addition to cash compensation, Mr. Spradlin was granted 50,000 and 200,000 options to purchase shares of Company common stock under the 1992 Option Plan during 2000 and 1998, respectively.

         In determining the appropriate compensation, the Committee evaluates the overall performance of the Company under Mr. Spradlin's leadership as well as his individual contributions to key strategic, financial and development objectives. The Committee does not utilize any specific quantitative factors or formulas in reviewing his performance or compensation.

COMPENSATION DEDUCTIBILITY POLICY

         Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the"Code") and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation."

         In general, the Company's policy is to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers.

                             Respectfully submitted,

         The Board of Directors                  Compensation Committee
         J. Livingston Kosberg                   Daniel C. Arnold
         Mark J. Brookner                        James B. Hoover
         Roy W. Spradlin                         Albert L. Rosen
         Daniel C. Arnold
         Bruce D. Broussard                      Stock Option Committee
         James B. Hoover                         Daniel C. Arnold
         Marlin W. Johnston                      James B. Hoover
         Albert L. Rosen                         Albert L. Rosen

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. The Company believes that during 2000 all
Section 16(a) filing requirements applicable to the Company's directors and officers were complied with on a timely basis, except for one late filing of Form 4, Statement of Changes in Beneficial Ownership, by Mr. Hoover relating to a total of two transactions.

                 APPROVAL OF AMENDMENT TO 1992 STOCK OPTION PLAN
                                  (PROPOSAL 2)

         The Company maintains three stock option plans: the 1992 Stock Option Plan, as amended (the "1992 Option Plan"), the Executive Stock Option Plan (the "Executive Option Plan") and the 1999 Employee Stock Option Plan (the "1999 Option Plan"). A total of 1,990,000 shares of common stock (subject to adjustment for changes in capitalization) are currently reserved for issuance upon the exercise of stock options granted under the 1992 Option Plan to key employees, officers and directors of the Company or any of its affiliates. To date, a total of 1,592,291 options have been granted and are outstanding, 311,967 options have been granted and exercised and 85,742 options remain available for future issuance under the 1992 Option Plan. A total of 210,000 shares of Company common stock (subject to adjustment for changes in capitalization) are currently reserved for issuance upon the exercise of stock options granted under the Executive Option Plan to officers of the Company or any of its affiliates. To date, 170,000 options have been granted and are outstanding, no options have been exercised and 40,000 options remain available for future issuance under the Executive Option Plan. A total of 200,000 shares of common stock (subject to adjustment for changes in capitalization) are currently reserved for issuance upon the exercise of stock options granted under the 1999 Option Plan to employees of the Company or any of its affiliates. To date, 62,500 options have been granted and are outstanding, no options have been exercised and 137,500 options remain available for future grant under the 1999 Option Plan. The purposes of the 1992 Option Plan, Executive Option Plan and 1999 Option Plan are to provide an incentive for eligible individuals to remain in the employ or service of the Company or its affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to aid the Company in attracting able persons to serve the Company and its affiliates.

PROPOSED AMENDMENT TO 1992 OPTION PLAN

         The Board of Directors has voted, subject to stockholder approval at the Annual Meeting, to amend the 1992 Option Plan to increase by 340,000 (from 1,990,000 to 2,330,000) the number of shares of Company common stock reserved for issuance upon exercise of options granted under the 1992 Option Plan. The 340,000 share increase in the shares reserved for issuance under the 1992 Option Plan includes 40,000 shares remaining available for grant under the Executive Option Plan. Because the per share exercise price of options granted under the Executive Option Plan may be no less than 175% of the fair market value of a share of Company common stock on the date of grant (as opposed to not less than fair market value for incentive options and not less than par value for non-qualified options granted under the 1992 Option Plan), the Board of Directors believes that officers of the Company and its affiliates who are eligible to receive option grants under the Executive Option Plan are not provided with an appropriate incentive to expend maximum effort on behalf of the Company. During

1997, the Company's stockholders approved an increase in shares reserved for issuance under the 1992 Option Plan which represented the number of remaining available shares under the Executive Option Plan upon the premise that no further grants under the Executive Option Plan would be made. Since 1997, there has been a 40,000 share increase in remaining available shares under the Executive Option Plan due to unexercised options being canceled by a former employee. Accordingly, the Board has voted to amend the 1992 Option Plan to increase the shares reserved thereunder by 340,000 shares, 40,000 of which represent the number of shares remaining available for grant under the Executive Option Plan, subject to stockholder approval of such increase at the Annual Meeting. The proposed 340,000 share increase in the number of shares reserved for issuance under the 1992 Option Plan will assure that a meaningful number of shares will be available for future grant to key employees, officers and directors of the Company and its affiliates under the 1992 Option Plan.

         At March 31, 2001, a total of 85,742 shares of Company common stock remained available for future grant under the 1992 Option Plan. At March 31, 2001, a total of approximately 73 key employees, officers and directors of the Company and its affiliates were eligible to participate in the 1992 Option Plan. Based on the closing bid price of the Company's common stock on March 30, 2001 of $11.188, the aggregate market value of the 340,000 additional shares to be reserved under the 1992 Option Plan is $3,804,000.

REQUIRED VOTE

         The approval by the affirmative vote of a majority of the outstanding shares is required to approve the proposed amendment to the 1992 Option Plan to increase by 340,000 (from 1,990,000 to 2,330,000) the number of shares of Company common stock reserved for issuance upon exercise of options granted under the 1992 Option Plan. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF SUCH AMENDMENT.

DESCRIPTION OF THE 1992 OPTION PLAN

         The principal provisions of the 1992 Option Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 1992 Option Plan. Stockholders may obtain, free of charge, a copy of the 1992 Option Plan by writing Dorothy Nagle Flato, Corporate Secretary and Treasurer, U.S. Physical Therapy, Inc., 3040 Post Oak Blvd., Suite 222, Houston, Texas 77056.

         The 1992 Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") as well as non-qualified options. The 1992 Option Plan is administered by the Stock Option Committee ("Option Committee"), which is appointed by the Board of Directors. The Option Committee selects the key employees, officers and directors of the Company and its affiliates to whom options are granted. The current members of the Option Committee are Messrs. Daniel C. Arnold (chairman), James B. Hoover and Albert L. Rosen.

         Incentive stock options (those intended to qualify for special tax treatment under the Code) granted under the 1992 Option Plan may be granted only to employees of the Company or a corporate subsidiary and at a per share exercise price of not less than the fair market value of a share of Company common stock on the date of grant. The exercise prices of non-qualified options granted under the 1992 Option Plan are determined by the Option Committee upon each grant (but may not be less than the par value of a share of the Company's common stock). The Option Committee determines which eligible individuals receive options and how many are issued. Currently, options covering no more than 200,000 shares of common stock of the Company may be granted under the 1992 Option Plan to any officer or other employee during any calendar year. The maximum option term for an incentive option is 10 years from the date of grant. No incentive option may be granted more than 10 years after the effective date of the 1992 Option Plan. No person may be granted an incentive option if, at the time of the grant, such person owns, directly or indirectly, more than 10% of the total combined voting power of the Company or of any affiliate unless the option price is at least 110% of the fair market value of the common stock on the date of grant of the option and the exercise period of such incentive option is by its terms limited to five years. Payment for shares purchased under the 1992 Option Plan may be made either in cash or cash equivalents or by exchanging shares of common stock of the Company with a fair market value equal to or less than the total option price plus cash for any difference, as determined in the discretion of the Option Committee.

         If an employee's employment with the Company or an affiliate terminates by reason of death or disability, his or her options, to the extent then exercisable, may be exercised within one year after such death or disability. If the optionee's employment terminates for any reason other than death or disability, options held by such optionee terminate 30 days after the date of such termination unless otherwise provided in the option agreement. The Option Committee may extend the period during which the options may be exercised.

         Options granted under the 1992 Option Plan are exercisable during an optionee's lifetime only by the optionee or the optionee's guardian or legal representative. Options are not transferable other than by will or the laws of descent and distribution. Further, shares of Company common stock issued upon exercise of an option may not be transferred until after six months from the date the option is granted.

         Subject to the terms and conditions of and within the limitations of the 1992 Option Plan, the Option Committee may modify, extend or renew outstanding options granted under the 1992 Option Plan, or accept the surrender of options and authorize the granting of new options under the 1992 Option Plan in substitution therefor.

         If the outstanding shares of the Company's common stock are increased or decreased by reason of a stock dividend or split, combination, exchange of shares, or other recapitalization, merger or otherwise, in which the Company is the surviving corporation, or by reason of a spin-off of a part of the Company into a separate entity, or assumptions and conversions of outstanding grants due to the acquisition by the Company of a separate entity, an appropriate and proportionate adjustment will be made in the aggregate number and class of the reserved shares, in the number and class of shares subject to each outstanding option, and the per share exercise price of each outstanding option shall be automatically adjusted to equitably reflect the effect of such change.

         Adjustments to account for changes in capitalization will be made by the Board, whose determination in that respect will be conclusive. No fractional shares of common stock will be issued under the 1992 Option Plan on account of any such adjustment, and any fractions resulting from any such adjustment will be rounded downward to the nearest whole share.

         Except as otherwise provided in the option agreement, upon any dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, or upon any transaction by a third party which results in any person owning 50% or more of the total combined voting power of all classes of stock of the Company, the 1992 Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the 1992 Option Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine.

         The Board of Directors of the Company at any time may amend the 1992 Option Plan as to shares of common stock as to which options have not been granted. However, the approval of the Company's stockholders is required for any amendment that would (1) increase the aggregate number of shares of common stock as to which options may be granted (other than adjustments upon changes in capitalization); (2) increase the maximum period during which options may be exercised; or (3) extend the effective period of the 1992 Option Plan. The Board at any time may terminate or suspend the 1992 Option Plan. No termination, suspension or amendment of the 1992 Option Plan may, without the consent of the optionee to whom an option has been granted, alter or impair any of the rights of the holder of the option.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1992 OPTION PLAN

         The grant of an option will not be a taxable event for the optionee or the Company.

         Incentive Options. An optionee will not recognize taxable income upon exercise of an incentive option, and any gain realized upon a disposition of shares of stock received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of stock subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Company will not be entitled to any compensation expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

         For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a corporate subsidiary from the date the option is granted through a date within one month before the date of exercise of the option. In the case of an optionee who is disabled or who dies, the one-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, the holding period for stock received pursuant to the exercise of the option is waived.

         If all of the foregoing requirements are met except for the one-year or two-year holding period mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price. The balance of the realized gain, if any, will be capital gain. The Company will be allowed a compensation expense deduction to the extent the optionee recognizes ordinary income.

         Non-qualified Options. Upon exercising a non-qualified option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (or, if the optionee is subject to certain restrictions imposed by the securities laws, upon the lapse of those restrictions, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a compensation expense deduction in the same amount and generally in the same year as the optionee recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

             APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                  (PROPOSAL 3)

         Under the Articles of Incorporation, filed with the Nevada Secretary of State on April 1, 1992 and not amended subsequent to such date, the Company is currently authorized to issue 10,500,000 shares of capital stock, consisting of
(i) 500,000 shares of preferred stock, par value $0.01 per share, and (ii) 10,000,000 shares of common stock, par value $0.01 per share. In December 2000, the Board of Directors declared a two-for-one stock split effected as a dividend of one share of Company common stock for each outstanding share of Company common stock, as well as appropriate adjustments in the number of shares of Company common stock reserved for future issuance, all of which resulted in fewer than 700,000 shares of Company common stock being available for issuance by the Company out of the 10,000,000 shares authorized.

PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

         The Board of Directors has voted, subject to stockholder approval at the Annual Meeting, to amend the Articles of Incorporation to increase the authorized common stock of the Company to 20,000,000 shares.

REQUIRED VOTE

         The approval by the affirmative vote of a majority of the outstanding shares is required to approve the proposed amendment to the Articles of Incorporation to increase the authorized common stock of the Company to 20,000,000 shares. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF SUCH AMENDMENT.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company appointed KPMG LLP as the Company's independent auditors effective September 27, 1999. KPMG LLP replaced Ernst & Young LLP, which served as the Company's independent auditors since 1992. Ernst & Young LLP was dismissed effective September 27, 1999.

         The report issued by Ernst & Young LLP on the Company's financial statements for fiscal 1998 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope, or accounting principles.

         The decision to change the Company's independent auditors to KPMG LLP was recommended by the Audit Committee of the Board of Directors of the Company and then ratified by the full Board of Directors.

         During the Company's two most recent fiscal years, including the interim period preceding the dismissal of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            STOCK OWNED BY MANAGEMENT

         The following table sets forth information as of April 10, 2001 with respect to the shares of the Company's common stock beneficially owned by each director of the Company, each nominee for election as a director of the Company, the Company's Chief Executive Officer and the Named Executive Officers and by all directors and executive officers as a group.


                                        AMOUNT AND                  PERCENT OF
NAME OF                                  NATURE OF                COMMON STOCK
BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(a)         OUTSTANDING
----------------                   -----------------------        ------------
Daniel C. Arnold                          283,668(b)                   4.21%
     Director

Mark J. Brookner                          397,500(d)                   5.90
     Vice Chairman of the Board

Bruce D. Broussard                         42,168                         *
     Director

James B. Hoover                           188,668                      2.80
     Director

Marlin W. Johnston                        102,668                      1.53
     Director

J. Livingston Kosberg                     954,160(d)                  14.41
     Chairman of the Board

Albert L. Rosen                           183,668(c)                   2.74
     Director


Eddy J. Rogers, Jr.
     Director Nominee                                        0               N/A

Roy W. Spradlin                                        351,500(d)           5.04
     President, Chief Executive
     Officer and Director

Michael Lang                                            52,900                 *
     Senior Vice President
     of Development

J. Michael Mullin                                        7,500                 *
     Chief Financial Officer

Stephen Rosenbloom                                     117,500              1.74
     Senior Vice President of Marketing

All directors and                                    2,681,900             34.83
     executive officers as
     a group (12 persons)

----------
* Less than 1%.

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company's common stock if he has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from April 10, 2001. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. All persons shown in the table above have sole voting and investment power, unless otherwise indicated. This table includes 1,076,240 shares of common stock subject to outstanding options which are exercisable within 60 days from April 10, 2001. Of such shares, Messrs. Arnold, Brookner, Broussard, Hoover, Johnston, Rosen, Spradlin, Lang, Mullin and Rosenbloom hold options to purchase 108,668, 115,000, 42,168, 108,668, 88,668, 88,668, 347,500, 51,900, 7,500 and 117,500 shares, respectively.

(b) Includes 125,000 shares owned by the Arnold Family Limited Partnership and 50,000 shares owned by the Arnold 1997 Limited Partnership. Mr. Arnold is the managing general partner of the Arnold Family Limited Partnership and the Arnold 1997 Limited Partnership. As such, he has shared voting and dispositive power over the shares held by the two partnerships. Mr. Arnold disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(c) Includes 95,000 of Company common stock held by the Rosen Family Trust. Mr. Rosen serves as a trustee for the Rosen Family Trust.

(d)      See "Principal Holders of Voting Securities."

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of April 10, 2001 with respect to the ownership of shares of Company common stock by the persons known to management to be the beneficial owners of more than 5% of the Company's outstanding common stock. The information is based on the most recent statements on Schedule 13D or 13G filed on behalf of such persons or on other information available to the Company.


                                             AMOUNT AND        PERCENT OF
NAME AND ADDRESS                              NATURE OF       COMMON STOCK
OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP   OUTSTANDING
-------------------                     --------------------  ------------
Mark J. Brookner                              397,500(a)          5.90%
     3040 Post Oak Blvd., Suite 222
     Houston, Texas 77056

J. Livingston Kosberg                         954,160(b)         14.41
     3040 Post Oak Blvd., Suite 222
     Houston, Texas 77056

Roy W. Spradlin                               351,500(c)          5.04
     3040 Post Oak Blvd., Suite 222
     Houston, Texas 77056

J. Carlo Cannell d/b/a                        717,200(d)         10.83
     Cannell Capital Management
     600 California Street, Floor 14
     San Francisco, California 94108

Clarence E. Mayer                             675,000(e)         10.19
     109 North Post Oak Lane, Suite 300
     Houston, Texas 77024


Richard C.W. Mauran                           850,000(f)         11.77
     Sloan Financial Corporation
     31 Burton Ct
     Franklins Row
     London, SW 3, England

George D. Bjurman & Associates
     10100 Santa Monica Boulevard
     Suite 1200
     Los Angeles, California 90067            407,800(g)          6.16

----------

(a) Includes 150,000 shares of Company common stock held individually in Mr. Brookner's name, 115,000 stock options held by Mr. Brookner, 112,500 shares held by the Dolores Wilkenfeld Trust, 6,668 shares held by the Robin Kosberg Elkin Trust, 6,666 shares held by the Lori Kosberg Trust and 6,666 shares held by the Wendy Kosberg Starr Trust. Mr. Brookner serves as trustee for the Dolores Wilkenfeld Trust, the Robin Kosberg Elkin Trust, the Lori Kosberg Trust and the Wendy Kosberg Starr Trust.

(b) The reported share amount includes 834,160 shares held by the Livingston Kosberg Trust, 40,000 shares held by the Kosberg Foundation Charitable Trust, 60,000 shares held by the Lewis Wilkenfeld Trust and 20,000 shares held individually in Mr. Kosberg's name. Mr. Kosberg is the trustee and the income beneficiary of the Livingston Kosberg Trust and the trustee of the Kosberg Foundation Charitable Trust and the Lewis Wilkenfeld Trust. The reported share amount excludes 2,340 shares held by Mr. Kosberg's wife for which Mr. Kosberg disclaims beneficial ownership.

(c) Includes 4,000 shares of Company common stock held individually in Mr. Spradlin's name and 347,500 stock options held by Mr. Spradlin.

(d) The Schedule 13G of J. Carlo Cannell d/b/a Cannell Capital Management dated November 17, 1998 states that Cannell Capital Management has shared voting and shared dispositive power over the entire number of such shares; Tonga Partners, L.P. has sole voting and sole dispositive power over 362,200 shares; Pleiades Investment Partners, L.P. has sole voting and sole dispositive power over 53,000 shares; The Cuttyhunk Fund Limited has sole voting and sole dispositive power over 225,000 shares; Canal, Ltd. has sole voting and sole dispositive power over 59,200 shares; Goldman Sachs Performance Partners (Offshore), L.P. has sole voting and sole dispositive power over 6,000 shares and Goldman Sachs Performance Partners, L.P. has sole voting and sole dispositive power over 11,800 shares. Mr. Cannell is a general partner of Tonga Partners, L.P. and is the investment advisor of each of the other named entities.

(e) The Schedule 13G of Mr. Mayer dated February 8, 2001 states that he has sole voting and sole dispositive power over the entire number of such shares.

(f) Includes 167,332 shares of Company common stock owned by Sloan Financial Corporation ("Sloan Financial"), of which Mr. Mauran is the controlling stockholder, 600,000 shares of Company common stock that may be acquired by Sloan Financial upon conversion of $3,000,000 aggregate principal amount of the Company's outstanding 8% Convertible Subordinated Notes, Series C, due June 30, 2004 owned by Sloan Financial and 82,668 shares held individually in Mr. Mauran's name. Sloan Financial and Mr. Mauran possess shared voting and shared dispositive power over the entire number of such shares.

(g) The Schedule 13G of George D. Bjurman & Associates dated March 31, 2001 states that George D. Bjurman & Associates has sole voting and dispositive power over the entire number of shares.

             DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS TO BE
              PRESENTED AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

         Any proposal intended to be presented by any stockholder for action at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company on or before December 28, 2001 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 2002 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the stockholders at the 2001 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                                   By Order of the Board of Directors

                                   /s/ DOROTHY N. FLATO
                                   Dorothy N. Flato
                                   Corporate Secretary and Treasurer

Houston, Texas
April 27, 2001

                                                                      APPENDIX A



                             AUDIT COMMITTEE CHARTER
                           U.S. PHYSICAL THERAPY, INC.

PURPOSE

The audit committee of the board of directors shall assist the board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

COMPOSITION

Effective no later than June 14, 2001, the membership of the audit committee shall consist of at least three members of the board of directors, who shall serve at the pleasure of the board of directors and be appointed by the full board of directors, and who shall meet the following criteria:

         1. Each member of the audit committee must be an "independent director" within the meaning of the applicable rules of The Nasdaq Stock Market, Inc. as in effect on June 14, 2001.

         2. Each member of the audit committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or become able to do so within a reasonable period of time after his or her appointment to the audit committee.

         3. At least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         4. Notwithstanding paragraph 1, one director who is not independent as defined in the applicable rules of The Nasdaq Stock Market, Inc., and is not a current employee or an immediate family member of such employee, may serve on the audit committee, if the full board, under exceptional and limited circumstances, determines that (i) the membership on the committee by the individual is required by the best interests of the Company and its stockholders, and (ii) the circumstances that cause the director not to meet the independence requirements would not interfere with the director's exercise of independent judgment, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Prior to June 14, 2001, the membership of the audit committee shall consist of at least two members of the board of directors, who shall serve at the pleasure of the board of directors and be designated by the full board of directors, and who shall be "independent directors" within the meaning of the applicable rules of The Nasdaq Stock Market, Inc. as in effect prior to that date. These rules define an "independent director" as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out responsibilities.

RESPONSIBILITIES

In meeting its responsibilities, the audit committee is expected to:

         1.       Make regular reports to the board.

         2. Review and reassess the adequacy of the committee's charter annually and recommend any proposed changes to the board of directors for approval.

         3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the Company's system of internal controls.

         4. Determine whether to recommend to the board of directors that the annual audited financial statements be included in the Company's annual report on Form 10-K.

         5. Review with management and the Company's independent auditors any significant financial reporting issues raised by management or the auditors in connection with the preparation of the Company's annual audited financial statements.

         6. Review proposed major changes to the Company's auditing and accounting principles and practices that are brought to the attention of the audit committee by independent auditors, internal auditors or management.

         7. Recommend to the board of directors the independent auditors to be engaged.

         8. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1.

         9. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

         10. Take, or recommend that the full board of directors take, appropriate action to oversee the independence of the independent auditors.

         11. Review the performance of the independent auditors and, if so determined by the audit committee, recommend that the board replace the independent auditors.

         12. Review the appointment and replacement of the senior internal auditing executive, if any.

         13. Review any significant reports to management prepared by the internal auditing department, if any, and management's responses.

         14. Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

         15. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         16. Review with the independent auditors any management letter provided or to be provided by the auditors and management's response to that letter.

         17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         18. Review with the board as necessary in the audit committee's judgment the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct, if any.

         19. Review with counsel legal matters that are brought to the audit committee's attention and that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulatory bodies.

         20. Meet at least annually with the chief financial officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

POWERS

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The committee may ask members of management or others to attend its meeting and provide pertinent information as necessary.

RELATIONSHIP WITH AUDITORS AND BOARD OF DIRECTORS

The Company's independent auditors are ultimately accountable to the board of directors of the Company and to the audit committee, as representatives of the stockholders of the Company. The board of directors and the audit committee have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and independent auditors. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and independent auditors or to assure compliance with laws and regulations and the Company's code of conduct, if any.

                           U.S. PHYSICAL THERAPY, INC.

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- MAY 23, 2001

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of U.S. Physical Therapy, Inc. (the "Company") hereby appoints J. Livingston Kosberg and Dorothy N. Flato, and each of them, with full power of substitution in each, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 2001 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 23, 2001, at 9:00 a.m. (CDT), at the Company's office at 3040 Post Oak Boulevard, Suite 222, Houston, Texas, and at any adjournments thereof, upon the following matters.

         This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before its exercise.



         (continued and to be signed and dated on reverse side)

(1) Election of nine directors for one-year terms. Nominees: J. Livingston Kosberg, Mark J. Brookner, Roy W. Spradlin, Daniel C. Arnold, Bruce D. Broussard, James B. Hoover, Marlin W. Johnston, Albert L. Rosen and Eddy J. Rogers, Jr.

FOR all nominees listed                              WITHHOLD AUTHORITY
above (except as marked                              to vote for all nominees
to the contrary below).                              listed.
       [ ]                                                     [ ]



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

                  -------------------------------------------

(2) Approval under the Company's 1992 Stock Option Plan to increase by 340,000 the number of shares of Company common stock reserved for issuance under the 1992 Stock Option Plan.

         FOR                       AGAINST                       ABSTAIN
             [ ]                           [ ]                           [ ]


(3) Approval to amend the Articles of Incorporation to increase the authorized common stock of the Company to 20,000,000 shares.

         FOR                       AGAINST                       ABSTAIN
             [ ]                           [ ]                           [ ]


(4) As determined by a majority of the Company's Board of Directors, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

                                             Please date and sign exactly as
                                             name appears hereon and return in
                                             the enclosed envelope.

                                             Date:
                                                  -------------------------


                                             ------------------------------
                                             Signature of Stockholder or
                                             Authorized Representative (Only one
                                             signature is required in the case
                                             of stock ownership in the name of
                                             two or more persons.)